UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22756

Advisors Preferred Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska

68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

12/31

Date of reporting period:  12/31/13

Item 1.  Reports to Stockholders.

OnTrack Core Fund

Annual Report

December 31, 2013

Investor Class Shares (OTRFX)

Advisor Class Shares (OTRGX)

1-855-747-9555

www.advisorspreferred.com

Distributed by Ceros Financial Services, Inc.

February 28, 2014

Dear Shareholders,

This Annual Report for The OnTrack Core Fund (“Fund”) covers the period from inception of the Fund on January 15, 2013 to December 31, 2013 (“the period”). Price Capital Management, Inc. serves as the sub-advisor to The OnTrack Core Fund. During the period, the Investor Class Shares of the Fund increased by 4.51%, compared with an advance of 28.51% in the S&P 500 Total Return Index, and a decrease of 1.88% in the Barclay’s Capital U.S. Aggregate Bond Index (AGG). The Advisor Class Shares, which were issued on June 21, 2013, rose 1.64% from inception through December 31, 2013, as the S&P 500 Total Return Index increased by 17.37%, and the Barclay’s Capital U.S. Aggregate Bond Index advanced 0.77%.

The equity market turned in a positive performance primarily due to the continued stimulative monetary policy of the Federal Reserve Board. However, the period was marked by several pull backs in equity prices and increasing volatility due in part to political uncertainty associated with the budget process and the raising of the debt ceiling, as well as a perceived shift in the monetary policy of the Federal Reserve Board. By year end, the market responded positively to the Federal Reserve Board’s decision to start tapering its massive bond buying program by a modest $10 billion per month.

From a risk management perspective, much of the second half of 2013 was difficult. During the pullbacks, stocks sold off enough to trigger stops on three occasions. One quick turnaround is difficult but multiple turnarounds have the potential to create losses. Fortunately, the sub-advisor was able to navigate these challenging times with little real damage to the portfolio, but it did underperform the stock market from May through October. The Fund is managed for total return while keeping the Fund’s volatility and downside risk below that of major equity market indices. The sub-advisor will continue to focus on risk management. This requires quick, decisive action when the stock market turns down in order to seek to preserve capital when the market environment changes, and to invest more aggressively in low volatility uptrends.

We welcome you as shareholders to the Fund.

Advisors Preferred, LLC	Price Capital Management, Inc.
1

OnTrack Core Fund

Portfolio Review (Unaudited)

December 31, 2013

The Fund’s performance figures* for the period ended December 31, 2013, as compared to its benchmark:

		Since Inception	Since Inception
	Six Month	January 15, 2013	June 21, 2013
OnTrack Core Fund - Investor Class	1.83%	4.51%	N/A
OnTrack Core Fund - Advisor Class	1.78%	N/A	1.64%
Barclays U.S. Aggregate Bond Index **	0.43%	(1.88)%	0.77%
S&P 500 Total Return Index ***	16.31%	28.15%	17.37%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. For performance information current to the most recent month-end, please call 1-855-747-9555.

**	The Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities bewteen one and ten years. Investors cannot invest directly in an index.

***	The S&P 500 Total Return is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

 Since Inception through December 31, 2013 +

+	Inception date is January 15, 2013, for Investor Class

+	Inception date is June 21, 2013, for Advisor Class

Top Holdings	% of Net Assets
Debt Funds	65.2%
Money Market Fund	32.6%
Equity Funds	2.1%
Other Assets Less Liabilities	0.1%
100.0%

Please refer to the Portfolio of Investments and the Shareholder Letter in this annual report for a detailed analysis of the Fund’s holdings.

2

OnTrack Core Fund

PORTFOLIO OF INVESTMENTS

December 31, 2013

Shares		Value
	MUTUAL FUNDS - 67.3%
	DEBT FUNDS - 65.2%
1,000	Forward Select Income Fund - Institutional Class	$23,530
5,689,840	Highland Floating Rate Opportunities Fund - Class A	46,485,996
3,402,835	Loomis Sayles Senior Floating Rate and Fixed Income Fund - Class Y	35,967,964
3,770,861	Northeast investors Trust	24,586,011
228,728	Toews Hedged High Yield Bond Fund	2,456,542
157,017	Zeo Strategic Income Fund - Class I	1,582,728
		111,102,771
	EQUITY FUNDS - 2.1%
167,732	Perritt Ultra Micro Cap Fund	3,010,798
9,960	WisdomTree Europe SmallCap Dividend Fund	576,286
		3,587,084

	TOTAL MUTUAL FUNDS (Cost - $113,375,855)	114,689,855

	SHORT-TERM INVESTMENTS - 32.6%
	MONEY MARKET FUND - 32.6%
55,587,192	Fidelity Institutional Money Market Funds - Money Market Portfolio - Institutional Class 0.07% *,+ (Cost - $55,587,192)	55,587,192

	TOTAL INVESTMENTS - 99.9% (Cost - $168,963,047) (a)	$170,277,047
	OTHER ASSETS LESS LIABILITIES - 0.1%	43,392
	NET ASSETS - 100.0%	$170,320,439

*	Money market fund; interest rate reflects seven-day effective yield on December 31, 2013.

+	All or part of the security was held as collateral for swaps outstanding as of December 31, 2013.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $168,963,047 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$1,409,111
Unrealized Depreciation:	(95,111)
Net Unrealized Appreciation:	$1,314,000

TOTAL RETURN SWAPS

		Notional Amount				Unrealized
	Number of	at December 31,		Termination		Appreciation
Reference Entity	Shares	2013	Interest Rate Payable (1)	Date	Counterparty	(Depreciation)
American Funds American High Income Trust	2,200,704	$24,906,473	3-Mth USD_LIBOR plus 100 bp	11/18/2014	CS	$93,527
Highland Floating Rate Opportunities	1,253,133	9,990,762	3-Mth USD_LIBOR plus 100 bp	12/5/2014	CS	247,333
Mainstay High Yield Opportunities	2,049,180	25,065,210	3-Mth USD_LIBOR plus 100 bp	11/20/2014	CS	98,725
Osterweis Strategic Income Fund	4,823,259	57,343,940	3-Mth USD_LIBOR plus 100 bp	8/12/2014	CS	(236,553)
Putnam High Yield Advantage Fund	3,900,156	25,069,625	3-Mth USD_LIBOR plus 100 bp	11/18/2014	CS	47,379
Select Sector SPDR- Technology	285,500	9,989,845	1-Mth USD_LIBOR plus 30 bp	3/13/2014	CS	213,925
Total		$152,365,855				$464,336

CS	Credit Suisse Capital, LLC.

(1)	Interest rate is based upon predeterminied notional amounts, which may be a multiple of the number of shares plus a specified spread.

See accompanying notes to financial statements.

3

OnTrack Core Fund

Statement Of Assets and Liabilities

December 31, 2013 (a)

ASSETS
Investment securities:
At cost	$168,963,047
At fair value	$170,277,047
Unrealized appreciation on swap Contracts	700,889
Receivables:
Dividends	110,868
Swaps - interest	45,892
Fund shares sold	3,594
Prepaid expenses and other assets	15,615
TOTAL ASSETS	171,153,905

LIABILITIES
Unrealized depreciation on swap contracts	236,553
Payables:
Investment advisory fees	374,715
Fund shares redeemed	203,241
Non 12b-1 shareholder servicing fees	12,345
Distribution (12b-1) fees payable	6,612
TOTAL LIABILITIES	833,466
NET ASSETS	$170,320,439

NET ASSETS CONSIST OF:
Capital Stock	166,047,192
Accumulated net realized gain from investment and swaps	2,494,911
Net unrealized appreciation on:
Investment	1,314,000
Swaps	464,336
NET ASSETS	$170,320,439

NET ASSET VALUE PER SHARE:
Investor Class Shares:
Net Assets	$139,976,541
Shares of beneficial interest outstanding [No par value, unlimited shares of beneficial interest authorized]	2,682,135
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$52.19

Advisor Class Shares: (b)
Net Assets	$30,343,898
Shares of beneficial interest outstanding [No par value, unlimited shares of beneficial interest authorized]	581,838
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$52.15

(a)	Investor Class commenced operation on January 15, 2013.

(b)	Advisor Class commenced operation on June 21, 2013.

See accompanying notes to financial statements.

4

OnTrack Core Fund

Statement of Operations

For the Period Ended December 31, 2013 (a)

INVESTMENT INCOME
Dividends	$2,361,574
Interest	80,861
TOTAL INVESTMENT INCOME	2,442,435

EXPENSES
Investment advisory fees	2,982,391
Non 12b-1 shareholder servicing expense	55,255
Distribution (12b-1) fees- Advisor Class	33,076
NET EXPENSES	3,070,722

NET INVESTMENT LOSS	(628,287)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS, SWAPS AND FUTURES:
Net realized gain (loss) from:
Investments	(982,707)
Long term capital gain distribution from investment companies	1,504,437
Swaps	3,535,575
Futures	(1,103,508)
2,953,797
Net change in unrealized appreciation (depreciation) on:
Investments	1,314,000
Swaps	464,336
1,778,336

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, SWAPS AND FUTURES	4,732,133

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,103,846

(a)	Investor Class commenced operation on January 15, 2013.

See accompanying notes to financial statements.

5

OnTrack Core Fund

Statement of Changes in Net Assets

For the
Period Ended
December 31, 2013 (a)
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment loss	$(628,287)
Net realized gain from investment, swaps and futures	2,953,797
Net change in unrealized appreciation on investments and swaps	1,778,336
Net increase in net assets resulting from operations	4,103,846

DISTRIBUTIONS TO SHAREHOLDERS
From net realized capital gains:
Investor Class	(96,632)

SHARES OF BENEFICIAL INTEREST
Proceeds from contribution in-kind
Investor Class	10,676,352
Proceeds from shares sold:
Investor Class	177,133,393
Advisor Class	30,983,621
Net asset value of shares issued in reinvestment of distributions:
Investor Class	74,492
Payments for shares redeemed:
Investor Class	(51,684,704)
Advisor Class	(969,929)
Total increase in net assets from share of beneficial interest	166,213,225

TOTAL INCREASE IN NET ASSETS	170,220,439

NET ASSETS
Beginning of Period	100,000
End of Period^	$170,320,439
^ Includes accumulated net investment loss	$—

SHARE ACTIVITY
Investor Class:
Contribution in kind	213,527
Shares Sold	3,475,053
Shares issued in reinvestment of distribution	1,469
Shares Redeemed	(1,009,914)
Net increase in shares of beneficial interest outstanding	2,680,135

Advisor Class: (b)
Shares Sold	600,827
Shares Redeemed	(18,989)
Net increase in shares of beneficial interest outstanding	581,838

(a)	Investor Class commenced operation January 15, 2013.

(b)	Advisor Class commenced operation on June 21, 2013.

See accompanying notes to financial statements.

6

OnTrack Core Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	Investor Class	Advisor Class
	For the Period Ended December 31, 2013 (a)	For the Period Ended December 31, 2013 (b)
Net asset value, beginning of period	$50.00	$51.31

Activity from investment operations:
Net investment loss (c)	(0.28)	(0.05)
Net realized and unrealized gain on investments	2.53	0.89
Total from investment operations	2.25	0.84

Less distributions from:
Net realized gains	(0.06)	—
Total distributions	(0.06)	—

Net asset value, end of period	$52.19	$52.15

Total return (d,e)	4.51%	1.64%

Net assets, at end of period (000s)	139,977	30,344

Ratio of net expenses to average net assets (f,g)	2.56%	2.69%
Ratio of net investment loss to average net assets (f,g,h)	(0.57)%	(0.20)%

Portfolio Turnover Rate (e)	412%	412%

(a)	Investor Class commenced operation on January 15, 2013.

(b)	Advisor Class commenced operation on June 21, 2013.

(c)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(d)	Total returns assumes reinvestment of all distributions.

(e)	Not Annualized.

(f)	Annualized.

(g)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(h)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

7

OnTrack Core Fund

Notes to Financial Statements

December 31, 2013

1.	ORGANIZATION

OnTrack Core Fund (the “Fund”) is a non-diversified series of shares of Advisors Preferred Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 15, 2012 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund seeks total returns while keeping the Fund’s volatility and downside risk below that of major equity market indices. The Fund commenced operations on January 15, 2013.

On January 15, 2013, the Fund accepted, in accordance with the Rule 17a-7 procedures adopted by the Trust, cash and cash equivalents and securities eligible for investment by the Fund as consideration for Fund shares issued (“Transfer In-Kind”) at a fair value of $10,676,352 for 213,527 shares at a NAV of $50.00.

The Fund currently offers two classes of shares: Investor Class and Advisor Class. Investor Class shares commenced operations on January 15, 2013 and Advisor Class shares on June 21, 2013. Investor Class and Advisor Class shares are offered at Net Asset Value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

Effective July 31, 2013, the Fund was soft closed to substantially all new investors. However, investment advisors who held the Fund on that date in either share class may continue to hold their shares and make additional purchases subsequent to July 31, 2013, in either share class for any existing or new accounts under their management. Individual shareholders who hold the Fund as of close of business July 31, 2013, may continue to hold their shares and make additional purchases subsequent to July 31, 2013 in either share class for their account.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Swaps are valued based upon prices from third party vendor models or quotations from market makers to the extent available. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations, excluding U.S. Treasury Bills, having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security

8

OnTrack Core Fund

Notes to Financial Statements (Continued)

December 31, 2013

issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

9

OnTrack Core Fund

Notes to Financial Statements (Continued)

December 31, 2013

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2013 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Investments:
Debt Funds	$111,102,771	$—	$—	$111,102,771
Equity Funds	3,587,084	—	—	3,587,084
Short-Term Investments	55,587,192	—	—	55,587,192
Total Investments	$170,277,047	$—	$—	$170,277,047
Derivatives:
Other Financial Instruments **	—	—	—	—
Total Derivatives	$—	$464,336	$—	$464,336
Total Assets	$170,277,047	$464,336	$—	$170,741,383

The Fund did not hold any Level 3 securities during the period.

There were no transfers into or out of any level during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolio of Investments for industry classifications.

**	Presented net see Statement of Assets and Liabilities or Portfolio of Investments for cumulative unrealized.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. Dollars.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

10

OnTrack Core Fund

Notes to Financial Statements (Continued)

December 31, 2013

Federal Income Tax – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns to be filed for 2013. The Fund identifies its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the period ended December 31, 2013, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, U.S. Government securities, and derivatives, amounted to $373,865,496 and $261,277,404, respectively.

Swap Contracts – The Fund is subject to equity price risk, interest rate risk, credit risk and counterparty risk in the normal course of pursuing its investment objective. The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector). Most equity swap agreements entered into by the Fund calculate the obligations of the parties on a “net basis”. Consequently, a Fund’s current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. The Fund’s obligations are accrued daily (offset by any amounts owed to the Fund).

The Fund may enter into swap contracts that provide the opposite return of the particular benchmark or security (“short” the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund pays the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Fund will typically enter into equity swap agreements in instances where the Advisor believes that it may be more cost effective or practical than buying a security or the securities represented by a particular index.

11

OnTrack Core Fund

Notes to Financial Statements (Continued)

December 31, 2013

The Fund may enter into Credit default swaps (“CDS”). CDS are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties. One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk. The seller typically receives pre-determined periodic payments from the other party. These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. In general, CDS may be used by the Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds.

The Fund may enter into Interest Rate Swaps. Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount.

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

The Fund collateralizes swap agreements with cash and certain securities if indicated on the Portfolio of Investments of the Fund, respectively. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by the Fund. The Fund does not net collateral. In the event of a default by the counterparty, the Fund will seek return of this collateral and may incur certain costs exercising their rights with respect to the collateral. Amounts expected to be owed to the Fund are regularly collateralized either directly with the Fund or in a segregated account at the Custodian.

A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty to the extent that posted collateral is insufficient. The Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is counterparty to a swap agreement is monitored by the Advisor. The financial statements of these counterparties may be available by accessing the SEC’s website, at www.sec.gov.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Futures Contracts – The Fund is subject to interest rate risk and forward currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities and interest rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund

12

OnTrack Core Fund

Notes to Financial Statements (Continued)

December 31, 2013

were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The Fund uses derivative instruments as part of the principal investment strategy to achieve its investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of December 31, 2013, the Fund was invested in swap contracts.

At December  31, 2013, the fair value of derivatives instruments was as follows:

	Asset Derivatives		Liability Derivatives
	Equity risk	Interest Rate Risk Appreciation	Interest Rate Risk Depreciation	Total
Swaps[1]	$312,650	$388,239	$(236,553)	$464,336
Total	312,650	388,239	(236,553)	464,336

1.	Statement of Assets and Liabilities location: Net unrealized appreciation on swaps

Transactions in derivative instruments during the period ended December 31, 2013, were as follows:

	Equity risk	Interest Rate Risk	Total
Realized gain (loss)[2]
Swaps	$164,610	$3,370,965	$3,535,575
Futures	(1,103,508)	—	(1,103,508)
Total realized gain (loss)	$(938,898)	$3,370,965	$2,432,067
Change in unrealized appreciation (depreciation)[3]
Swaps	$312,650	$151,686	$464,336
Total change in unrealized appreciation (depreciation)	$312,650	$151,686	$464,336

2.	Statement of Operations location: Net realized gain (loss) from swaps and futures.

3.	Statement of Operations location: Net change in unrealized appreciation (depreciation) on swaps.

The derivative instruments outstanding as of December 31, 2013 as disclosed in the Notes to the Financial Statements and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the futures volume of derivative activity for the Funds.

4.	Offsetting of Financial Assets and Derivative Assets

The Fund’s policy is to recognize a net asset or liability equal to the unrealized swaps contracts. During the period ended December 31, 2013, the Fund is subject to a master netting arrangement for the swaps. The following table shows additional information regarding the offsetting of assets and liabilities at December 31, 2013.

13

OnTrack Core Fund

Notes to Financial Statements (Continued)

December 31, 2013

Assets:				Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts of Assets Presented in the Statement of Assets & Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Swaps Contracts	$700,889	$—	$700,889	$(236,553)	$—	$464,336
Total	$700,889	$—	$700,889	$(236,553)	$—	$464,336

Liabilities:				Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts of Assets Presented in the Statement of Assets & Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Swaps Contracts	$(236,553)	$—	$(236,553)	$—	$—	$—
Total	$(236,553)	$—	$(236,553)	$—	$—	$—

5.	INVESTMENT ADVISORY AGREEMENTS / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Advisors Preferred LLC (“Advisor”), serves as investment adviser to the Fund. The Advisor has engaged Price Capital management, Inc. (the “Sub-Advisor”) to serve as the sub-advisor to the Fund. The Advisor has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an advisory agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor computed and accrued daily and paid monthly at an annual rate of 2.50% of the Fund’s average daily net assets. Pursuant to the advisory agreement, the Advisor pays all operating expenses of the Fund, with the exception of shareholder servicing fees, 12b-1 fees, acquired fund fees and expenses, brokerage fees and commissions, borrowing costs (such as interest dividend on securities sold short, if any), taxes and extraordinary expenses. After paying operating expenses, the Advisor retains 0.35% and then pays the remainder to the Sub-Adviser.

Pursuant to the terms of an administrative servicing agreement with GFS, Gemini receives a monthly fee for all operating expenses of the Fund, which is calculated on its average daily net assets. Operating expenses include but are not limited to Fund Accounting, Fund Administration, Transfer Agency, Legal Fees, Audit Fees, Compliance Services, Shareholder Reporting Expense and Custody Fees. These expenses are the responsibility of the Advisor.  For the year ended December 31, 2013, the Trustees received fees in the amount of $7,500 from the Trust. The approved entities may be affiliates of GFS.  GFS provides a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. These expenses are the responsibility of the Advisor.

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. These expenses are the responsibility of the Advisor.

14

OnTrack Core Fund

Notes to Financial Statements (Continued)

December 31, 2013

The Board has adopted a Distribution Plan and Agreement (the “Rule 12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act and a Shareholder Servicing Plan (the “Servicing Plan”). The Rule 12b-1 Plan and Servicing Plan provide that a monthly distribution and service fee is calculated by the Fund at an annual rate of up to 0.25% and up to 0.15% (currently set at 0.10%), respectively, of its average daily net assets attributable to the Advisor Class and Investor Class and is paid to Ceros Financial Services (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of Advisor Class and Investor Class accounts, not otherwise required to be provided by the Advisor. The 12b-1 Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. During the period ended December 31, 2013 pursuant to the Rule 12b-1 Plan and Servicing Plan, the Advisor Class and Investor Class paid $33,076 and $55,255, respectively, which was paid out to brokers and dealers. The Distributor is an affiliate of the Advisor.

During the period ended December 31, 2013, Ceros Financial Services, Inc. (“Ceros”), a registered broker/dealer and an affiliate of the Advisor executed trades on behalf of OnTrack Core Fund and received $22,392 in trade commissions.

Each Trustee who is not an “interested person” of the Trust or Advisor is compensated at a rate of $7,500 per year, as well as reimbursement for any reasonable expenses incurred attending the meetings, paid quarterly. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

6.	DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the period ended December 31, 2013 was as follows:

Fiscal Year Ended
December 31, 2013
Ordinary Income	$96,632
Long-Term Capital Gain	—
Return of Capital	—
$96,632

As of December 31, 2013, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	Loss and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$1,990,360	$504,551	$—	$—	$—	$1,778,336	$4,273,247

Permanent book and tax differences, primarily attributable to the reclass of net operating losses and ordinary income distributions, and built-in gain realized from contributed securities, resulted in reclassifications for the period ended December 31, 2013 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(266,033)	$724,919	$(458,886)
15

OnTrack Core Fund

Notes to Financial Statements (Continued)

December 31, 2013

7.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in Fidelity Institutional Money Market Funds – Money Market Portfolio. The Fund may redeem its investments at any time if the Advisor or Sub-Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Fidelity Institutional Money Market Funds – Money Market Portfolio. The financial statements of the Fidelity Institutional Money Market Funds – Money Market Portfolio, including the portfolio of investments, can be found at the website, www.fidelity.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of December 31, 2013, the Fund had invested approximately 32.6% of its net assets in the Fidelity Institutional Money Market Funds – Money Market Portfolio.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of OnTrack Core Fund and

Board of Trustees of Advisors Preferred Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of OnTrack Core Fund (the “Fund”), a series of the Advisors Preferred Trust, as of December 31, 2013, and the related statements of operations, changes in net assets and the financial highlights for the period January 15, 2013 (commencement of operations) through December 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of OnTrack Core Fund, as of December 31, 2013, and the results of its operations, changes in its net assets and the financial highlights for the period January 15, 2013 (commencement of operations) through December 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

March 3, 2014

COHEN FUND AUDIT SERVICES, LTD. | CLEVELAND | COLUMBUS | MILWAUKEE | 216.649.1700 Registered with the Public Company Accounting Oversight Board.
17

Ontrack Core Fund

Expense Example (Unaudited)

December 31, 2013

As a shareholder of Ontrack Core Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Ontrack Core Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 through December 31, 2013.

Table 1. Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Table 2. Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Ontrack Core Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Table 1
Actual Expenses	Annualized Expense Ratio	Beginning Account Value 7/1/2013	Ending Account Value 12/31/2013	Expenses Paid During Period * 7/1/2013-12/31/2013
Investor Class	2.56%	$1,000.00	$1,018.30	$13.02
Advisor Class	2.69%	$1,000.00	$1,017.80	$13.68
Table 2
Hypothetical (5% return before expenses)	Annualized Expense Ratio	Beginning Account Value 7/1/2013	Ending Account Value 12/31/2013	Expenses Paid During Period * 7/1/2013-12/31/2013
Investor Class	2.56%	$1,000.00	$1,012.30	$12.98
Advisor Class	2.69%	$1,000.00	$1,011.64	$13.64

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the numbers of days in the fiscal year (365).
18

Approval of Advisory and Sub-Advisory Agreement – OnTrack Core Fund

Approval of Investment Advisory Agreement

At a meeting held on November 27, 2012, (the “Organizational Meeting”), the Board of Trustees (the “Board”) of Advisors Preferred Trust (the “Trust”), including a majority of Trustees who are not “interested persons” (the “Independent Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the approval of an investment advisory agreement (the “Advisory Agreement”) between Advisors Preferred, LLC (the “Adviser”) and the Trust, on behalf of the OnTrack Core Fund (the “Fund”), a new series of the Trust.

At the Organizational Meeting, the Board, including a majority of the Independent Trustees also considered the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Price Capital Management, Inc. (the “Sub-Adviser”).

In connection with the Board’s consideration of the Agreement, the Adviser provided the Board in advance of the Meeting with written materials, which included information regarding: (a) a description of the investment management personnel; (b) the Adviser’s operations and financial condition; (c) the Adviser’s proposed brokerage practices (including any soft dollar arrangements); (d) the level of the advisory fees proposed to be charged compared with the fees charged to comparable mutual funds or accounts; (e) the Fund’s proposed overall fees and operating expenses compared with similar mutual funds; (f) the anticipated level of profitability from the Adviser’s fund-related operations; (g) the Adviser’s compliance policies and procedures, including policies and procedures for personal securities transactions; and (h) information regarding the historical performance record of other mutual funds advised by the Adviser.

In its consideration of the approval of the Advisory Agreement for the Fund, the Independent Trustees did not identify any single factor as controlling. Matters considered by the Independent Trustees in connection with its approval of the Advisory Agreement included the following:

Nature, Extent and Quality of Services. The Adviser provided the Board with an executive summary of the Adviser’s business. It was noted that the Adviser commenced operations in 2011 to provide services to established investment advisers that sought to advise a mutual fund structure without engaging in the non-portfolio management operations of a registered investment company. The Board then reviewed materials provided by the Adviser related to the proposed Advisory Agreement with the Trust, including the Adviser’s Form ADV, a description of the manner in which investment decisions are made and executed for the Fund, a description of the services to be provided by the Adviser and those services retained by the proposed sub-adviser to the Fund, a review of the professional personnel performing services that would perform services for the Fund, including the team of individuals that primarily monitor and execute the investment and administration process, and a certification from the Adviser certifying that it has adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b) and that it has adopted procedures reasonably necessary to prevent Access Persons from violating such Code of Ethics. In reaching their conclusions, the Trustees considered that the Adviser will delegate day-to–day investment decisions of the Fund to a sub-adviser and will generally provide management and operational oversight of the sub-adviser. The Trustees then reviewed the description provided by the Adviser of its practices for monitoring compliance with the Fund’s investment limitations and concluded that such practices were adequate. The Trustees then concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the proposed Investment Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by the Adviser to the Fund were satisfactory and reliable.

Performance. The Trustees considered that although the Adviser was not newly formed, the Adviser generally delegated its day-to-day investment decisions to a sub-adviser and did not have a record of prior performance to submit to this Meeting. The Trustees considered other mutual funds advised by the Adviser and sub-advised by a third party, and considered the historical performance of the

19

Approval of Advisory and Sub-Advisory Agreement – OnTrack Core Fund (Continued)

investment strategy managed by the sub-adviser currently under consideration for the Fund. The Trustees concluded that the represented performance of other funds advised by the Adviser, the Adviser’s contribution to the operations of those funds and the past performance of the proposed sub-adviser to the Fund was satisfactory.

Fees and Expenses. As to the costs of the services to be provided and profits to be realized by the Adviser, the Trustees discussed the comparison of management fees and total operating expense data provided to them and reviewed the Fund’s advisory and overall expenses compared to a peer group comprised of funds selected by with similar investment objectives and strategies and of similar size. The Independent Trustees noted that the Adviser proposed to charge a unitary management fee of 2.50% of the Fund’s average net assets. The Trustees considered that while the proposed fee was higher than the median of the comparative peer group of funds with similar investment strategies, the fee was reflective of all operating expenses, other than acquired fund fees and expenses, shareholder servicing expenses, borrowing expenses and short selling expenses and certain other trading-related expenses, to be borne by the Fund. The Trustees further noted that the Adviser will only retain 0.35% of the gross unitary advisory fee for its services to the Fund. The Trustees then considered the allocation of the advisory fee payable to the Fund’s sub-adviser and the portion retained by the Adviser. The Board concluded that based on the Adviser’s experience, expertise, and services to be provided to the Fund, the fees to be charged by the Adviser were reasonable and in the best interests of the Fund and its future shareholders.

Profitability. The Board also considered the level of profits that could be expected to accrue to the Adviser with respect to the Fund based on break even and profitability reports and analyses reviewed by the Board and the selected financial information of the Adviser provided by the Adviser. With respect to the Adviser, the Trustees concluded that based on the services provided and the projected growth of the Fund, the fees were reasonable and that anticipated profits from the Adviser’s relationship with the Fund were not excessive.

Economies of Scale. As to the extent that the Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Trustees discussed the current projected size of the Fund, the proposed Adviser’s expectations for growth of the Fund, and the unitary fee structure of the Fund. The Board concluded that the Fund had not yet commenced operations and that material economies of scale would not be achieved in the near term.

 Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement is in the best interests of the Fund and its shareholders. In considering the Advisory Agreement, the Trustees did not identify any one factor as all important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.

Approval of Sub-Advisory Agreement

At the Organizational Meeting, the Board, including a majority of the Independent Trustees also considered the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Price Capital Management, Inc. (the “Sub-Adviser”).

In connection with the Board’s consideration of the Sub-Advisory Agreement, the Sub-Adviser provided the Board in advance of the Meeting with written materials, which included information regarding: (a) a description of the investment management personnel; (b) the Adviser’s operations and financial condition; (c) the Adviser’s proposed brokerage practices (including any soft dollar arrangements); (d) the level of the advisory fees proposed to be charged compared with the fees charged to comparable mutual funds or accounts; (e) the Fund’s proposed overall fees and operating expenses

20

Approval of Advisory and Sub-Advisory Agreement – OnTrack Core Fund (Continued)

compared with similar mutual funds; (f) the anticipated level of profitability from the Sub - Adviser’s fund-related operations; (g) the Sub - Adviser’s compliance policies and procedures, including policies and procedures for personal securities transactions; and (h) information regarding the historical performance record of other pooled investment vehicles managed by the Sub-Adviser.

In its consideration of the approval of the Sub-Advisory Agreement, the Independent Trustees did not identify any single factor as controlling. Matters considered by the Independent Trustees in connection with its approval of the Sub-Advisory Agreement included the following:

Nature, Extent and Quality of Services. The Trustees reviewed materials provided by the Sub-Adviser related to the proposed Sub-Advisory Agreement with the Adviser on behalf of the Fund, including the proposed Sub-Advisory Agreement, the Sub-Adviser’s Form ADV, a description of the manner in which investment decisions are made and executed, a review of the professional personnel that would perform services for the Fund, including the individuals that primarily monitor and execute the investment process, and a certification from the Sub-Adviser certifying that it has adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b) and that it has adopted procedures reasonably necessary to prevent Access Persons from violating such Code of Ethics. In reaching their conclusions, the Trustees considered the experience and qualifications of the Sub-Adviser’s portfolio management team, the performance of Price Fund AQ, LP (the “Partnership”) that is proposing to reorganize as the Fund, and the other investment strategies managed by the Sub-Adviser, and the Sub-Adviser’s research capabilities, investment experience and compliance program. The Trustees then concluded that Sub-Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the proposed Sub-Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by Sub-Adviser to the Fund were satisfactory and reliable.

Performance.  The Trustees considered the past performance of the Partnership as well as other factors relating to Sub-Adviser’s track record.  The Trustees noted that the Partnership had delivered positive returns in each of the 1, 2, 3, 5 and 10 year and since inception periods. The Trustees concluded that Sub-Adviser was expected to obtain an acceptable level of investment return to shareholders.

Fees and Expenses. The Trustees then discussed the proposed fees to be paid to the Sub-Adviser. The Trustees considered that the Sub-Adviser would be paid for its services under a unitary fee structure of 2.50%, less the fee payable to the Adviser and relevant operating expenses. The Trustees noted that the overall fee was higher than the median of the Fund’s comparative peer group, but that given the experience of the Sub-Adviser in managing unregistered hedge funds, as well as the sophistication required to manage the Fund’s portfolio, that the sub-advisory fees were acceptable in light of the quality of the services the Fund expected to receive from Sub-Adviser.

Profitability. The Trustees considered the anticipated profits to be realized by the Sub-Adviser in connection with the operation of the Fund, based on the materials provided to them prior to the Meeting, and whether the amount of profit is a fair profit for providing sub-advisory services to the Fund. The Trustees concluded that because of the Fund’s expected asset levels, they were satisfied that the Sub-Adviser’s level of profitability from its relationship with the Fund would not be excessive.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund and whether there is potential for realization of any further economies of scale. After discussion, it was the consensus of the Trustees that, based on the anticipated size of the Fund for the initial two years of the Sub-Advisory Agreement and the unitary fee structure of the Fund, that material economies of scale would not be achieved in the near term.

21

Approval of Advisory and Sub-Advisory Agreement – OnTrack Core Fund (Continued)

 Conclusion. Having requested and received such information from Sub-Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the proposed Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees determined that approval of the Sub-Advisory Agreement for an initial two-year term is in the best interests of the Fund and its future shareholders. In considering the Advisory Agreement, the Trustees did not identify any one factor as all important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.

22

OnTrack Core Fund

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2013

Independent Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee During Last 5 Years
Charles R. Ranson Born: 1947	Trustee	Indefinite, November 2012 to present	President, Ranson & Associates (strategic planning, including capital formation and marketing, for start-up businesses and associations), 2003 – present.	8	None
Felix Rivera Born: 1963	Trustee	Indefinite, November 2012 to present	Managing Partner, Independent Channel Advisors, LLC (investment advisory consultancy), Jan. 2011 - present; Chief Operating Officer, Biondo Investment Advisors, LLC, Apr. 2004 - Dec. 2010.	8	None
Janet P. Ailstock Born: 1948	Trustee	Indefinite, November 2012 to present	Attorney, J. Parker Ailstock, P.A., 1998 - present.	8	None

[1]	Unless otherwise specified, the mailing address of each Trustee is 80 Arkay Drive, Hauppauge, NY 11788.

[2]	The “Fund Complex” consists of the series of the Trust.

Interested Trustees and Officers

Name, Address [1] and Age	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Last 5 Years
Catherine Ayers-Rigsby Born: 1948	Trustee, Chairman, President	Indefinite; November 2012 to present	CEO, Advisors Preferred, LLC (investment advisor), Apr. 2011 – present; CEO, Ceros Financial Services, Inc. (broker/dealer), Sept. 2009 – present; Managing Director, Rydex Financial Services, (broker/dealer) Mar. 2002 – Sept 2009.	8	None
Brian S. Humphrey Born: 1972	Trustee	Indefinite; November 2012 to present	Sales Director, Ceros Financial Services, Inc. (broker/dealer), Jan. 2011 – present; VP Sales, TD Ameritrade, Inc. (broker/dealer), Feb. 2006 – Dec. 2010	8	None
23

OnTrack Core Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2013

Kevin E. Wolf Born: 1969	Treasurer	Indefinite; November 2012 to present	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); Vice-President, GemCom, LLC (since 2004).	n/a	n/a
Emile Molineaux Born: 1962	Chief Compliance Officer	Indefinite; November 2012 to present	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 - 2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003-2011 and Senior Compliance Officer since 2011)	n/a	n/a
Richard Malinowski Born: 1983	Secretary	Indefinite; November 2012 to present	AVP, Legal Admin Gemini Fund Services, LLC, Sept. 2012 – present; Vice President and Manager, BNY Mellon Investment Servicing, Inc., May 2006 – Sept. 2012.	n/a	n/a

[1]	Unless otherwise specified, the address of each Trustee and officer is 80 Arkay Drive, Hauppauge, NY 11788.

The Fund's Statement of Additional Information included additional information about the Trustees and is available free of charge upon request by calling toll free at 1-855-747-9555.

24

PRIVACY NOTICE

FACTS	WHAT DOES ADVISORS PREFERRED TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Advisors Preferred Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Advisors Preferred Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
25

Who we are
Who is providing this notice?	Advisors Preferred Trust
What we do
How does Advisors Preferred Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Advisors Preferred Trust collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Advisors Preferred Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Advisors Preferred Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Advisors Preferred Trust doesn’t not jointly market.

26

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-747-9555 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-747-9555.

INVESTMENT ADVISOR

Advisors Preferred LLC

1445 Research Blvd., Suite 530

Rockville, MD 20850

SUB-ADVISOR

Price Capital Management, Inc.

85 Chanteclaire Circle

Gulf Breeze, FL 32561

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 - $12,000

(b)

Audit-Related Fees

2013 -  None

(c)

Tax Fees

2013 - $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

100%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $2,500

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  Vote of security holders is included under item 1.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

     /s/ Catherine Ayers-Rigsby

       Catherine Ayer-Rigsby, President

Date

3/13/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

             /s/Catherine Ayers-Rigsby

               Catherine Ayers-Rigsby, President

Date

3/13/14

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

3/13/14